ONcore Xtra (sold before October 1, 2012) • ONcore Lite

ONcore Premier (sold before October 1, 2012) • ONcore Lite II

ONcore Value (sold before October 1, 2012) • ONcore Flex II

ONcore Flex • ONcore Ultra

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated March 3, 2017

to the Prospectuses dated May 1, 2016

The following supplements and amends the prospectuses dated May 1, 2016, as previously supplemented:

The following supplements “Available Funds” in the prospectus.

Available Funds

The following are additional available funds:

Fund	Investment Adviser (Subadviser)
Ohio National Fund, Inc.
ON Conservative Model Portfolio	Ohio National Investments, Inc.
ON Moderately Conservative Model Portfolio	Ohio National Investments, Inc.
ON Balanced Model Portfolio	Ohio National Investments, Inc.
ON Moderate Growth Model Portfolio	Ohio National Investments, Inc.
ON Growth Model Portfolio	Ohio National Investments, Inc.